SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

          ------------------------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                October 15, 1998



                        CLARION COMMERCIAL HOLDINGS, INC.

             (Exact name of registrant as specified in its charter)


                                    Maryland

                 (State or other jurisdiction of incorporation)

                                    001-14167

                            (Commission File Number)

                                    13-398895

                     (I.R.S. Employer Identification Number)


                  335 Madison Avenue, New York, New York 10017
          (Address of principal executive offices including zip code)

                                 (212) 883-2500
                         (Registrant's telephone number
                              including area code)



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Item 2.           Acquisition or Disposition of Assets
-------
         On October 15, October 20, October 21 and October 22, 1998, Clarion Commercial Holdings, Inc. ("Clarion") disposed of 13 classes of commercial mortgage-backed securities in open market transactions to unaffiliated parties for approximately $97.8 million. The news release announcing the sale of such assets, dated October 30, 1998, is incorporated by reference herein, and is attached and filed herewith as Exhibit 99.4.


Item 7.           Financial Statements and Exhibits
-------
         (c)      Exhibits

                  The following exhibit is filed as part of this report:

                  (99.4) News release of Clarion Commercial Holdings, Inc.,
                         dated October 30, 1998.



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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CLARION COMMERCIAL HOLDINGS, INC.
                                                     (Registrant)



Date: October 30, 1998             By: /s/ Daniel Heflin
                                       -----------------------------------------
                                   Daniel Heflin
                                   Chief Executive Officer and President









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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

99.4 The news release of Clarion Commercial Holdings, Inc., dated October 30, 1998.